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                                                                   EXHIBIT 10.29


                            SECOND AMENDMENT TO THE
                    PERCEPTRON, INC. 1998 GLOBAL TEAM MEMBER
                               STOCK OPTION PLAN


         Pursuant to the Amendment provisions in Section 9 of the Perceptron, Inc. 1998 Global Team Member Stock Option Plan ("Plan") and the approval of the Board of Directors of Perceptron, Inc. ("Company"), the Plan is hereby amended as set forth below:

         1. Section 4.1 of the Plan (Shares Available for Options) shall be amended and restated in its entirety to read as follows:

             4.1 SHARES AVAILABLE FOR OPTIONS. The Board shall reserve a total of 700,000 shares of Common Stock for purposes of the Plan.


         THIS SECOND AMENDMENT is hereby adopted as of September 3, 1999.

                                    PERCEPTRON, INC.

                                    By: /s/ Alfred A. Pease
                                       ---------------------------------------
                                       Alfred A. Pease, Chairman, President and
                                       Chief Executive Officer